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                                                                      EXHIBIT 32

                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Aastrom Biosciences, Inc. (the "Company") on Form 10-K for the year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Douglas Armstrong, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), that:

      (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 9, 2004

                                    /s/ R. DOUGLAS ARMSTRONG, PH.D.
                                ---------------------------------------
                                      R. Douglas Armstrong, Ph.D.
                                 Chief Executive Officer and Chairman
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                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Aastrom Biosciences, Inc. (the "Company") on Form 10-K for the year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan M. Wright, Senior Vice President Administrative and Financial Operations and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), that:

      (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  September 9, 2004

                                          /s/ ALAN M. WRIGHT
                                --------------------------------------
                                            Alan M. Wright
                          Senior Vice President Administrative and Financial
                                Operations and Chief Financial Officer